                                 SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No.              )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [X]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


- --------------------------------------------------------------------------------
                              ZYDECO ENERGY, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11/1/

          ---------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------
     [X]  Fee paid previously with preliminary proxy materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

- -------------
/1/    Set forth the amount on which the filing fee is calculated and state how it was determined.

                              ZYDECO ENERGY, INC.
             1710 TWO ALLEN CENTER, 1200 SMITH STREET, 17TH FLOOR
                              HOUSTON, TEXAS 77002
                            ________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 27, 1996
                            ________________________


     The Annual Meeting of the Stockholders of Zydeco Energy, Inc., a Delaware corporation (the "Company"), will be held at the new offices of the Company, 1710 Two Allen Center, 1200 Smith Street, 17th Floor, Houston, Texas on June 27, 1996 at 10:00 a.m. Houston time, for the following purposes:

     1. To amend the Company's Articles of Incorporation to remove the classification of the Board of Directors;

     2. To elect five directors of the Company, each to serve until the next annual meeting if proposal 1 above is approved, or to elect two directors each to serve for three years, if proposal 1 above is not approved;

     3.  To approve the Zydeco Energy, Inc. 1996 Equity Incentive Plan;

     4. To approve the Zydeco Energy, Inc. 1996 Nonemployee Directors Stock Option Plan; and

     5. To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

     A record of stockholders has been taken as of the close of business on May 15, 1996, and only those stockholders of record on that date will be entitled to notice of and to vote at the meeting.


                                           By Order of the Board of Directors



                                           Kenneth B. Reed
                                           Secretary


Houston, Texas

June 15, 1996

                              ZYDECO ENERGY, INC.
              1710 TWO ALLEN CENTER, 1200 SMITH STREET, 17TH FLOOR
                              HOUSTON, TEXAS 77002
                           _________________________

                                PROXY STATEMENT
                            ________________________

                                 JUNE 15, 1996

                 SOLICITATION OF PROXY, VOTING AND REVOCABILITY


          This Proxy Statement is furnished to the stockholders of Zydeco Energy, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board"). The proxies are to be voted at the 1996 Annual Meeting of Stockholders (the "Meeting") to be held at the new offices of the Company at 1710 Two Allen Center, 1200 Smith Street, 17th Floor, Houston, Texas, at 10:00 a.m. Houston time, on June 27, 1996, and any adjournments thereof, for the purposes set forth in the accompanying notice. This Proxy Statement and the accompanying form of proxy have been mailed to stockholders on or about June 15, 1996.


          As of May 15, 1996, the record date for the determination of stockholders entitled to notice of and to vote at the Meeting, there were outstanding and entitled to vote 5,807,163 shares of the common stock, $.001 par value, of the Company (the "Common Stock") and 781,255 shares of the preferred stock, $.001 par value of the Company (the "Preferred Stock" and, collectively with the Common Stock, the "Voting Stock"). Each share of Voting Stock entitles the holder to one vote on each matter presented at the Meeting. A majority of the outstanding shares of the Voting Stock will constitute a quorum at the Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. The affirmative vote of a majority of the Voting Stock represented at the Meeting is required to approve Proposals One, Three and Four. Depending on whether Proposal One is approved or not, there will be two or five nominees for director, and the two or five nominees, depending on the case, receiving the most votes for director will be seated as directors.

          Proxies will be voted in accordance with the directions specified thereon. Any proxy on which no direction is specified will be voted for in accordance with the best judgment of the persons designated as the proxies of the proxy holder. Any proxy may be revoked at any time prior to its exercise by delivery to the Secretary of the Company of written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Meeting.

          The Board is not aware of any other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all duly executed proxies received by the Company will be voted with respect thereto in accordance with the best judgment of the persons designated as the proxies.

- --------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING. RETURNING THE PROXY WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
- --------------------------------------------------------------------------------

          An Annual Report to Stockholders, containing financial statements for the year ended December 31, 1995, preceded or accompanies this Proxy Statement.


          The mailing address of the Company's principal executive offices is 1710 Two Allen Center, 1200 Smith Street, 17th Floor, Houston,
Texas 77002.

                                 PROPOSAL ONE:
                   AMENDMENT OF THE ARTICLES OF INCORPORATION


          On March 29, 1996, the Board of Directors approved an amendment to the Company's Certificate of Incorporation (the "Certificate Amendment") removing classification of the Board of Directors and recommended that the stockholders consider and approve the Certificate Amendment.

          Article Sixth of the Certificate of Incorporation currently provides for classification of the directors into three classes, each to be elected to three year terms. The Certificate Amendment eliminates the provisions of Article Sixth relating to the election of directors on a classified basis. If the Certificate Amendment is approved, each director will be elected for a one-year term that expires upon the election and qualification of such director's successor at the next succeeding annual meeting of stockholders.

          The classification of the Board of Directors was initially adopted in connection with the acquisition by merger of Zydeco Exploration, Inc. ("Zydeco Exploration") in December, 1995 (the "Merger"); such classification may ensure a certain continuity and stability in both the composition of and long range policies formulated by the Board of Directors. The existing classification of the Board of Directors may also permit the Board of Directors to more effectively represent the interests of all shareholders, including responding to circumstances created by demands or actions by a minority shareholder or group. While the Board of Directors has not determined those benefits are not valid, its does recognize there are varied views on the efficacy of the classified board as a model of board structure. The Board of Directors is aware that classified boards have been the subject of criticism by many institutional stockholders. The Company believes that the classification of the Board of Directors is not currently necessary and that approval of the Certificate Amendment is in the best interests of the stockholders. A copy of the Certificate Amendment is attached hereto as Exhibit A.

          If the Certificate Amendment is approved, the terms of all the current Directors will expire or terminate upon the filing of the executed Certificate Amendment with the Secretary of State of Delaware. The Company anticipates executing and filing the Certificate Amendment during the Meeting if Proposal One is approved.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL ONE.


                                 PROPOSAL TWO:
                             ELECTION OF DIRECTORS

NOMINEES


          In the event Proposal One above is approved by the stockholders and the Certificate Amendment is effectively filed, the terms of all five current directors will expire or terminate and each of the persons named below has been nominated by the Board of Directors for election as a director of the Company until the 1997 Annual Meeting of Stockholders or until his successor has been duly elected and qualified. If Proposal One above is not approved by the Stockholders or the Certificate Amendment is not filed prior to the election of directors, only Messrs. Tuttle's and Bradley's terms will expire; in which case the Board of Directors has nominated those two persons for election as a director. Except for Mr. Tuttle, each of the nominees was appointed to the Board in connection with the Merger. Each of the nominees is currently a director. No proxy may be voted for more persons than the number of nominees. Shares of Voting Stock represented by duly executed proxies received by the Company and not marked to withhold authority to vote for any individual director or for all directors will be voted FOR the election of all the nominees identified herein. The Board knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, the shares represented by duly executed proxies received by the Company will be voted for the election of a substitute nominee selected by the Board of Directors. Depending upon whether or not Proposal One is approved, the two or five nominees receiving the most votes cast at the Meeting will be elected as directors.

          The following information relates to the nominees listed above:

          SAM B. MYERS, JR., age 58, has served as Director, Chairman of the Board of Directors, Chief Executive Officer and President of the Company since December, 1995 and in the same capacity for Zydeco Exploration since its formation in March, 1994. Mr. Myers has been an independent oil and gas operator and private investor since 1961. In addition, Mr. Myers has served as Chairman of the Board of Directors of Search Capital Group, Inc. ("1 Search"), a publicly held specialty financial services company, from August 1985 until May 1995 when he voluntarily resigned and as President and Chief Executive Officer from August 1985 until August 1993 and from November 1994 to January 1995. Mr. Myers served as interim President and chief executive officer of Search, and certain of its finance subsidiaries, for 30 days commencing December 1994, after the resignation of Search's former President and Chief Executive Officer. Mr. Myers resigned as Chairman and director of Search in May 1995. After Mr. Myers' departure, eight finance subsidiaries, whose assets consist primarily of automobile loan portfolios, voluntarily filed for protection under Chapter 11 of the federal bankruptcy code in August 1995.

          EDWARD R. PRINCE, JR., age 66, has acted as a Director and Vice Chairman of the Board of the Company since December, 1995 and served in the same capacity for Zydeco Exploration since August, 1994. Mr. Prince has been involved in the geophysical service industry for 35 years. Mr. Prince is a founder of Digicon Inc., a publicly held geophysical contractor. Mr. Prince was director of Digicon for more than 5 years until his resignation in January, 1995. He was Chief Executive Officer of Digicon for 24 years ending in 1994. Mr. Prince successfully guided Digicon through a Chapter 11 bankruptcy reorganization filed in January 1990, from which Digicon emerged in July 1991 and since such date completed two underwritten public offerings. Mr. Prince has served the geophysical industry in various capacities including Chairman of the International Association of Geophysical Contractors and as a director of the National Ocean Industries Association.

          HARRY C. JOHNSON, age 63, was appointed a Director of the Company in December, 1995. He has over 40 years experience in the oil and gas industry.
He was founder and served as chief executive officer of Red Eagle Resources Corporation until February 1995. Mr. Johnson has also been actively involved as a principal in various businesses, including banking, agriculture and aviation. Mr. Johnson is a registered professional engineer with a degree in petroleum engineering from the University of Oklahoma and was formerly a registered principal with the National Association of Securities Dealers, Inc.

          CHARLES E. BRADLEY, SR., age 66, was appointed as a Director of the Company in December, 1995. He is one of the founders of Stanwich Partners, Inc., a private investment firm which engages in leveraged buyouts, and has been President, a director and a shareholder of that company since its formation in 1982. Mr. Bradley serves in executive capacities for numerous companies, including Chairman of the Board of Consumer Portfolio Services, Inc., Reunion Industries Corp. (also Chief Executive Officer), DeVlieg-Bullard, Inc., Chatwins Group, Inc., Texon Energy Corporation (also President), Sanitas, Inc. (also President) and as a director of General Housewares Corp. and Audit & Survey's, Inc., all of which are publicly-held corporations. Mr. Bradley's previous experience also includes a position as a general partner in Price Waterhouse, an international accounting firm.

          PHILIP A. TUTTLE, age 54, served as President, Chief Executive Officer, Chairman of the Board and a Director of the Company from its formation in June, 1993 until December, 1995. Mr. Tuttle has continued to serve as a Director. Since June 1989, he has been a general partner of Davis Venture Partners, L.P., a private investment partnership. From November 1990 until October 1995, Mr. Tuttle was a director of Quality Tubing, Inc., a manufacturer of steel coil tubing for the Energy Services Industry, becoming Chairman of the Board in May 1992. Mr. Tuttle is a founder and was formerly President of the Houston Venture Capital Association. He was also President and a Director of the Houston Chapter of the Association for Corporate Growth, Chairman of the

Accounting Council at Rice University-Jones Graduate School of Administration and a member of the Board of Governors of the National Association of Small Business Investment Companies. Mr. Tuttle currently serves on the Board of Medical Innovations, Inc., a publicly traded company that provides home intravenous therapies, specialized home nursing care and other outpatient health care services. In addition, Mr. Tuttle serves on the Board of Drypers Corp., a publicly traded company that manufactures and distributes disposable diapers. He is a Certified Public Accountant and Fellow of the Institute of Directors, London, England.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE-NAMED NOMINEES.

BOARD ORGANIZATION AND MEETINGS

          The Board met nine times in 1995 either in person or via telephonic connection. Mr. Richard Krajicek a former director, did not attend four of those meetings. No other Board member attended fewer than 75% of the total number of the meetings of the Board.

          In January, 1996 the Board established an Audit Committee and a Compensation Committee to act on behalf of the Board and to advise the Board with respect to specific matters. None of these committees met in 1995, as they did not exist in 1995. The responsibilities and members of the Audit Committee and the Compensation Committee are as follows:

          Audit Committee. The Company's Audit Committee consists of Messrs. Bradley, Tuttle and Johnson. The Audit Committee reviews with the Company's independent public accountants the scope and timing of their audit services and any other services they are asked to perform, their report on the Company's financial statements following completion of their audit and the Company's policies and procedures with respect to internal accounting and financial controls. In addition, the Audit Committee makes annual recommendations to the Board of Directors for the appointment of independent accountants for the ensuing year.

          Compensation Committee. The Company's Compensation Committee consists of Messrs. Tuttle, Johnson and Bradley. The Compensation Committee reviews and approves the compensation and benefits of all officers of the Company, and administers any stock option or other similar plan benefiting the employees and officers of the Company.

COMPENSATION OF DIRECTORS

          None of the directors received any compensation during 1995 other than reimbursement of reasonable expenses incurred in attending meetings. Beginning in January, 1996 nonemployee directors received fees of $1,000 per month for serving on the Board of Directors and its Committees.


          In addition, provided the Stockholders approve the Nonemployee Directors Stock Option Plan, described in Proposal Five below, each director who is not an employee of or consultant to the Company will receive an initial stock option to purchase 15,000 shares of the Company's Common Stock upon appointment or election to the Board. The options vest annually in one third increments as described in Proposal Four below.

                                 PROPOSAL THREE

                     APPROVAL OF 1996 INCENTIVE EQUITY PLAN

          Introduction. On January 4, 1996 the Board of Directors approved and adopted, subject to stockholder approval, the Zydeco Energy, Inc. 1996 Equity Incentive Plan (the "Incentive Plan").

          The proposed Incentive Plan authorizes the grant of various stock and stock-related awards. The Board believes adoption of the Incentive Plan will provide an enhanced mechanism for compensating key management and other personnel on the basis of individual and corporate performance. The Board further believes adoption of the

Incentive Plan will encourage selected key employees to acquire a proprietary interest in the performance of the Company, and will enhance the Company's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

          The full text of the Incentive Plan recommended by the Board is attached to this proxy statement as Exhibit B. The material features of the Incentive Plan are outlined below, but such outline is qualified in its entirety by reference to the full text of the Incentive Plan.

          Types of Awards.   The Incentive Plan would permit the granting of any
or all of the following types of awards: (1) stock options, including incentive stock options ("ISOs"); (2) appreciation rights, in tandem with stock options or freestanding; (3) restricted stock; (4) phantom shares; (5) performance units; and (6) bonus stock.

          Eligibility for Participation.   In addition to employee directors and
officers, all employees of the Company or of any affiliate of the Company at least 50 percent owned by the Company will be eligible for selection for participation under the Incentive Plan. The selection of participants from among eligible employees will be entirely within the discretion of the Compensation Committee, which is composed entirely of outside directors. It is not possible at the present time to indicate the number, names, or positions of employees who may be selected for participation or the extent of their participation within the Incentive Plan's limitations, since no determination has been made with respect to these matters.

          Administration and Amendment of the Plan.   The Incentive Plan will be
administered by the Compensation Committee, which will have the right to conclusively interpret its provisions and the provisions of any agreement, notification or document evidencing an award pursuant to the Incentive Plan.

          The Board of Directors is authorized to amend or terminate the Incentive Plan, except that further stockholder approval is required for amendments that would decrease the minimum exercise price of an option or appreciation rights, increase the number of shares that may be granted, or as otherwise may be necessary under applicable securities, tax, or other laws. Under applicable federal securities law as currently in effect, stockholder approval would generally be required for any amendment that would materially increase the benefits accruing to reporting persons under the Incentive Plan.

          Term of the Incentive Plan. The Incentive Plan will become effective on the date stockholder approval is obtained and will terminate on December 31, 2005, after which time no additional grants may be made thereunder.

          Shares Subject to the Incentive Plan.   Subject to certain exceptions
set forth in the Incentive Plan, the aggregate number of shares of the Company's Common Stock that may be awarded under the Plan is 350,000.

          Stock Option. Stock options (including ISOs) granted under the Incentive Plan will be subject to the terms and conditions determined by the Compensation Committee, except that (i) the option price cannot be less than 100 percent of the fair market value of the Common Stock at the time the option is granted; and (ii) no option may be exercised more than ten years after it is granted.

          ISOs may be granted provided they meet the requirements of the Code. To the extent that the fair market value of shares with respect to which ISOs are exercisable for the first time in any one year as to any participant exceeds $100,000, such options shall not be treated as ISOs. An option for additional shares, if any, which the Compensation Committee may grant to an employee who in the same year has been granted the maximum permissible ISOs, would be in the form of a non-qualified stock option.

          Payment of the exercise price of a stock option may be made in cash, shares, proceeds of a broker sale of shares to which such exercise relates or a combination of the foregoing. Shares surrendered in payment of the exercise price shall be valued at fair market value on the date of surrender.

          An employee receiving a stock option will not recognize any compensation income under the Code upon the grant of the option. However, an employee will recognize compensation income at the time of exercise (except for options which are ISOs) in the amount of the difference between the option price and the fair market value on the date of exercise. The Company will be entitled to a deduction under the Code at the time, and equal to the amount of, compensation income is recognized by the employee.

          In the case of ISOs, although no compensation income is recognized upon exercise, the excess of the fair market value on the date of exercise over the option price is included in alternative minimum taxable income for alternative minimum tax purposes.

          Appreciation Rights.   An appreciation right may be granted in tandem
with a stock option or as a freestanding award. An appreciation right permits the holder to receive an amount equal to any excess of the fair market value of the Company's shares subject to the appreciation right over the grant price of the appreciation right (which may not be less than 100 percent of the fair market value of such shares at the time of grant). If the appreciation right is granted in tandem with a stock option, exercise of the appreciation right requires the surrender of the related option. Acquisition rights may authorize the Company to elect to settle the appreciation right in cash, shares or a combination of cash and shares.

          In the case of appreciation rights granted freestanding or in tandem with an option, the Company is of the opinion that the employee will not realize any compensation income at the time of grant. However, the fair market value of stock or cash delivered pursuant to the exercise of such appreciation rights will be treated as compensation income taxable to the employee at the time of exercise, and the Company will be entitled to a deduction under the Code at the time, and equal to the amount of, compensation income that is recognized by the employee.

          Restricted Stock. An award of restricted stock may be granted under the Incentive Plan, either at no cost to the recipient or for such cost as may be required by law or otherwise determined by the Compensation Committee. Restricted stock may not be disposed of by the recipient until the restrictions specified in the award expire. These restrictions could be based solely on a specified period of continuous employment or could also be contingent on attaining specific business objectives or other quantitative or qualitative criteria. The participant will have with respect to restricted stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends unless otherwise specified in the award.

          In the case of restricted stock, the employee will recognize compensation income in an amount equal to the fair market value of such stock less any amount paid for such stock, at the time when the employee's rights with respect to such stock are no longer subject to a substantial risk of forfeiture unless the employee elects otherwise pursuant to a special election provided in the Code. Dividends paid to the employee during a period of restriction will be taxable as compensation income unless the election referred to in the preceding sentence has been made. The Company will be entitled to a deduction under the Code at the time and equal to the amount of compensation income that is recognized by the employee.

          Phantom Shares. The Incentive Plan allows the grant of phantom shares. The grant will specify the number of phantom shares and the payment or crediting for dividends payable on the Common Stock. The grant may allow payment for the phantom shares in cash, shares of Common Stock or a combination thereof. No more than 50,000 phantom shares may be granted in any year to any one participant.

          In the case of phantom stock, the employee will recognize compensation income in an amount equal to the cash and the value of any shares received at the time the employee is paid for the phantom shares. At the same time the Company will be entitled to a deduction under the Code for the same amount.

          Performance Units. A performance unit may be granted under the Incentive Plan, either at no cost to the recipient or for such cost as may be required by law or otherwise determined by the Compensation Committee. Performance units are equal to $100 per unit or such other value as determined by the Compensation Committee. Any performance unit may require attainment of performance criteria within a specified period in order for the unit to be earned. Performance units, when and if payable, may be paid in cash, stock, other consideration, or a combination thereof.

          In the case of performance units, the employee will recognize compensation income in an amount equal to the cash and/or the fair market value of the shares of Common Stock paid by the Company with respect to such units, less any amount paid for such units by the employee. The Company will be entitled to a deduction under the Code at the time and equal to the amount of compensation income that is recognized by the employee.

          Bonus Stock. The Incentive Plan also allows grants of bonus stock. Bonus stock may be granted under the Incentive Plan at no cost to the recipient.

          In the case of bonus stock, the employee will recognize compensation income in an amount equal to the fair market value of such stock at the time when the shares are delivered to the employee. The Company will be entitled to a deduction under the Code at the time and equal to the amount of compensation income that is recognized by the employee.

          Management Objectives. Each award may specify "Management Objectives,"as defined in the Incentive Plan, which must be achieved in order for the award to be earned.

          Early Exercise and Forfeiture. Any grant of an award may provide for the right to exercise or the removal of restrictions upon a "Change in Control,"as described in the Incentive Plan, or any other corporate transaction or event or the termination of the grantee's employment due to death, disability, retirement or otherwise. The Compensation Committee may provide that an award shall not be exercisable following the grantee's termination of employment, or forfeited under certain circumstances, if the grantee engages in competition with the Company or other activities adverse to the interests of the Company.

          Adjustments.   In the event of any stock split, stock dividend, or
other relevant change in capitalization that is determined to be dilutive to outstanding awards under the Incentive Plan, the Board of Directors may make an appropriate adjustment in the number of shares and the purchase price per share, if any, under such awards, and in determining whether a particular award may thereafter be granted.

          Withholding Taxes. The Incentive Plan provides that any award thereunder may allow the Company to elect to pay withholding taxes due with respect to such award by delivering shares of Company Common Stock to the Company or authorizing the Company to withhold such shares otherwise due under such award. Such shares delivered or withheld will be valued at fair market value.

          Awards. On January 4, 1996, subject to shareholder approval of the Incentive Plan, the Compensation Committee granted a stock option for 150,000 shares to Mr. Kyle Willis, the Company's Chief Financial Officer. Pursuant to the grant, the option will become exercisable in four equal amounts on January
4, 1997, 1998, 1999 and 2000.   On February 9, 1996, subject to shareholder
approval of the Incentive Plan, the Compensation Committee granted a stock option for 25,000 shares to another employee of the Company. Pursuant to the grant, the option will become exercisable in four equal amounts on each of the first four anniversaries of the date of grant.


          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL THREE.


                                 PROPOSAL FOUR
            APPROVAL OF 1996 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN

          Summary of Plan. In January 1996, subject to stockholder approval, the Board of Directors adopted the Zydeco Energy, Inc. 1996 Nonemployee Directors Stock Option Plan (the "1996 Directors Plan") and reserved an aggregate of 45,000 shares of Common Stock for issuance thereunder. A copy of the 1996 Directors Plan is attached as Exhibit C to this proxy statement, and the following summary of the material terms of the Plan is qualified in its entirety by reference thereto.

          The purpose of the 1996 Directors Plan is to allow the Company to attract and retain qualified non-employee directors and to further align the interests of such directors with those of the stockholders through stock options.

          The 1996 Directors Plan provides for the automatic grant to each of the Company's non-employee directors of an option to purchase 15,000 shares of Common Stock on the later of (i) January 4, 1996, provided the director was then serving as a non-employee director, or (ii) the date of such director's initial election or appointment to the Board of Directors. Options granted to each nonemployee Director shall become exercisable (vested) as follows: (A) for an amount equal to one-third of the total number of shares subject to such options on and after the later of (x) a date six months and one day from the date of grant and (y) April 1 of the calendar year following the year of the date of grant, (B) for an amount equal to an additional one-third of the total number of shares subject to such options on and after April 1 of the second calendar year following the year of the date of grant, and (C) for an amount equal to the final one-third of the total number of shares subject to such options on and after April 1 of the third calendar year following the year of the date of grant. However, no options vest after the director ceases to serve as a director.

          All options are exercisable at a price equal to the mean of the high and low sales price of the Company's Common Stock on the Nasdaq SmallCap Market on the date of grant. The options have a term of 10 years; however, any options exercisable at the time the recipient ceases to serve as a director will expire one year later unless such termination results from death, disability or retirement in which case the options will expire three years after termination of service. Unless sooner terminated, the 1996 Directors Plan will terminate December 31, 2005.

          Options Granted. In January 1996, contingent upon stockholder approval of the 1996 Directors Plan, the three current nonemployee directors each received grants to purchase an aggregate of 15,000 shares of Common Stock, of which 5,000 shares will be exercisable by each of those directors after April 1, 1997.

          Federal Income Tax Consequences. An optionee will not realize taxable income upon the grant of an option. The optionee will generally recognize ordinary income when the option is exercised equal to the excess of the value of the stock over the exercise price (i.e., the option spread), and the Company will receive a corresponding deduction. Upon a subsequent sale of the stock, the optionee will realize capital gain or loss equal to the difference between the selling price and the value of the stock at the time ordinary income was recognized with respect to the exercise.


           THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL FOUR.



                             INDEPENDENT ACCOUNTANT

          The Audit Committee of the Board of Directors has not selected the Company's independent accountant for the fiscal year ending December 31, 1996. Representatives of Arthur Andersen LLP, the Company's independent accountant for the fiscal year ending December 31, 1995, are expected to be present at the Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

          As previously reported, on January 17, 1996 the Company advised BDO Seidman, LLP that its services would no longer be required as independent accountants for auditing the annual financial statements of the Company. As a result of the Merger of the Company's subsidiary with Zydeco Exploration on December 20, 1995, the historical financial statements of Zydeco Exploration became the financial statements of the Company. Arthur Andersen LLP had acted as independent accountants for Zydeco Exploration and, accordingly, was engaged by the Company upon recommendation of the Board of Directors to act as independent accountants of the Company in respect of the audit of the Company's financial statements for the year ended December 31, 1995. During the Company's two most recent years, and all subsequent interim periods preceding such dismissal there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant, would have caused the former accountant to make reference to the matter in their report. The reports of BDO Seidman, LLP for fiscal years 1993 and 1994 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

          The independent accountant's reports on the financial statements of the Company for the year ended December 31, 1995 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.


                             STOCKHOLDER PROPOSALS

          Any stockholder who wishes to submit a proposal for presentation at the 1997 Annual Meeting of Stockholders must forward such proposal to the Secretary of the Company so that the Secretary receives it no later than December 5, 1996.


                                   FORM 10-K

          A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1995 (the "1995 10-K"), as filed with the Securities and Exchange Commission, including the financial statements and the financial statement schedules thereto, is included in the Annual Report to Stockholders mailed to each Stockholder entitled to vote at the Meeting. The Company will furnish to any such person any exhibit described in the list accompanying the 1995 10-K, upon the payment, in advance, of the specified reasonable fees related to the Company's furnishing of such exhibit(s). Requests for copies of such report and/or exhibit(s) should be directed to Ms. Cyndi Phillips, Assistant Secretary, Zydeco Energy, Inc., 1700 Two Allen Center, 1200 Smith Street, 17th Floor, Houston, Texas 77002.


                                 OTHER MATTERS

          The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, a number of officers, directors and regular employees of the Company may, if necessary to ensure the presence of a quorum and at no additional expense to the Company, solicit proxies in person or by telephone or telegraph. The Company will make arrangements with brokerage firms, banks and other nominees to forward proxy materials to beneficial owners of shares and will reimburse such nominees for their reasonable costs.

          The persons designated to vote shares covered by proxies intend to exercise their judgment in voting such shares on other matters that may come before the Meeting. Management does not expect, however, that any matters other than those referred to in this Proxy Statement will be presented for action at the Meeting.

                                 By Order of the Board of Directors


                                 Kenneth B. Reed
                                 Secretary

Houston, Texas

June 15, 1996

                                   EXHIBIT A
                                   ---------

                        SECOND CERTIFICATE OF AMENDMENT
                           TO THE AMENDED CERTIFICATE
                              OF INCORPORATION OF
                              ZYDECO ENERGY, INC.
               (previously, TN ENERGY SERVICES ACQUISITION CORP.)

                Under Section 242 of the General Corporation Law

     Zydeco Energy, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

      FIRST: That at a meeting of the Board of Directors of the Corporation (the "Board") held ____________, 1996, the Board adopted resolutions approving and declaring advisable the amendment of the Certificate of Incorporation of the Corporation such that Article SIXTH of the Certificate of Incorporation of the Corporation shall read in its entirety as follows:

          "SIXTH: The number of directors of the Corporation shall be as provided in the bylaws of the Corporation, as the same may be amended from time to time. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified.

     SECOND: That at the annual meeting of stockholders of the Corporation on June 27, 1996, a majority of the stockholders of the Corporation voted in favor of such amendment, in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Zydeco Energy, Inc. has caused this certificate to be signed by Sam B. Myers, Jr., its President, and attested by Kenneth B. Reed, its Secretary, this 27th day of June, 1996

                                             ZYDECO ENERGY, INC.



                                             By:
                                                ----------------------------
                                                Sam B. Myers, Jr., President

ATTEST:


By:
   -----------------------------------
   Kenneth B. Reed, Secretary

                                   EXHIBIT B
                                   ---------


                           1996 INCENTIVE EQUITY PLAN

     Zydeco Energy, Inc., a Delaware corporation (the "Company"), hereby adopts the 1996 Incentive Equity Plan of Zydeco Energy, Inc. (the "Plan") effective as of January 4, 1996, subject to stockholder approval.

     1. Purpose. The purpose of the Plan is to promote the interests of the Company by encouraging employees of the Company and its Subsidiaries to acquire or increase their equity interests in the Company and to provide a means whereby employees may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Plan is also contemplated to enhance the ability of the Company and its Subsidiaries to attract and retain the services of individuals who are essential for the growth and profitability of the Company.

     2.   Definitions.  As used in this Plan:

          (a) "Appreciation Right" means a right granted pursuant to Paragraph 5.

          (b) "Award" means an Appreciation Right, an Option Right, Phantom Shares, a Performance Unit, Bonus Stock, or Restricted Stock.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Bonus Stock" means unrestricted shares of Common Stock granted pursuant to Paragraph 9.

          (e) "Change in Control" shall occur if:

              (i) the individuals who, as of January 1, 1996, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to January 1, 1996 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; or

              (ii) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended), but not including Sam B. Myers, Jr., the Bon Temps Trust, The SBM III Trust or The MFM Trust or any trustee or beneficiary of the foregoing, or any individual, entity or group which is controlled (whether directly or indirectly and whether through ownership of voting securities, contract or otherwise) by, or under common control with, any one or more of Sam B. Myers, Jr., the Bon Temps Trust, The SBM III Trust or The MFM Trust or any trustee or beneficiary of the foregoing, acquires (directly or indirectly) the beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Power"); or

              (iii) voting securities of the Company representing more than 25% of the Voting Power shall be purchased pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company); or

              (iv) the Company's stockholders shall approve a merger or consolidation, sale or disposition of all or substantially all of the Company's assets or a plan of liquidation or dissolution of the Company, other than (A) a merger or consolidation in which the voting securities of the Company outstanding immediately prior thereto will become (by operation of law), or are to be converted into, voting securities of the surviving corporation or its parent corporation immediately after such merger or consolidation that are owned by the same person or entity or persons or entities as immediately prior thereto and possess at least 50% of the Voting Power held by the voting securities of the surviving corporation or its parent corporation, (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) acquires more than 50% of the Voting Power other than an individual, entity or group that held more than 50% of the Voting Power immediately prior to such transaction or (C) a merger or consolidation in which the Company is the surviving corporation and such transaction was determined by action of the Board not to be a Change in Control, which transaction and determination was approved by a majority of the Board in actions taken prior to, and with respect to, such transaction.

          (f) "Code" means the Internal Revenue Code of 1986, as in effect from time to time.

          (g) "Committee" means the Compensation Committee of the Board.

          (h) "Common Stock" means the Common Stock, $0.001 par value, of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Paragraph 13.

          (i) "Date of Grant" means the date specified by the Committee on which such Award will become effective, which date will not be earlier than the date on which the Committee takes action with respect thereto.

          (j) "Dividend Equivalent" means, with respect to a Phantom Share, an amount equal to the amount of any dividends that are declared and become payable after the Date of Grant for such Award and on or before the date such Award is paid or forfeited, as the case may be.

          (k) "Grant Price" means the price per share of Common Stock at which an Appreciation Right not granted in tandem with an Option Right is granted.

          (l) "Management Objectives" means the objectives, if any, established by the Committee that are to be achieved with respect to an Award granted under this Plan, which may be described in terms of Company-wide objectives, in terms of objectives that are related to performance of the division, Subsidiary, department or function within the Company or a Subsidiary in which the Participant receiving the Award is employed or in individual or other terms, and which will relate to the period of time (Performance Cycle) determined by the Committee. The Management Objectives intended to qualify under Section 162(m) of the Code shall be with respect to one or more of the following: net income, cash flow, reserve additions, total capitalization, total stockholder return, assets, exploration successes, production volumes, finding and development costs, costs reductions, environmental matters, return on sales, profit margin, earnings per share, or personal objectives tied to operational studies, implementing policies and plans, negotiating transactions and sales, developing long-term business goals and managerial responsibilities and assessments as may be specified by the Committee. Which objectives to use with respect to an Award, the weighting of the objectives if more than one is used, and whether the objective is to be measured against a Company-established budget or target, an index or a peer group of companies, shall be determined by the Committee in its discretion at the time of grant of the Award. A Management Objective need not be based on an increase or a positive result and may include, for example, maintaining the status quo or limiting economic losses. The Committee, in its sole discretion and without the consent of the Participant, may amend an Award to reflect (1) a change in corporate capitalization, such as a stock split or dividend, (2) a corporate transaction, such as a corporate merger, a corporate consolidation, any corporate separation (including a spinoff or other distribution of stock or property by a corporation), any corporate reorganization (whether or not such reorganization comes within the definition of such term in section 368), or (3) any partial or complete corporate liquidation. With respect to an Award that is subject to Management Objectives, the Committee must first certify that the Management Objectives have been achieved before the Award may be paid.

          (m) "Market Value per Share" means, at any date:

              (i) If the shares of Common Stock are listed on a national securities exchange or the NASDAQ National Market System and such shares traded on such date, the last reported sales price per share on such exchange or NASDAQ National Market System on that date as reported in any newspaper of general circulation;

              (ii) If the shares of Common Stock are listed on a national securities exchange or the NASDAQ National Market System and such shares did not trade on such date, the last reported sales price per share on such exchange or NASDAQ National Market System on the next day prior thereto on which the shares traded as reported in any newspaper of general circulation;

              (iii) If the shares of Common Stock are quoted on NASDAQ (other than the NASDAQ National Market System) or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations of the shares on such system on the relevant date as reported in any newspaper of general circulation; or

              (iv) If none of the above applies, a value determined by any fair and reasonable means prescribed by the Committee.

          (n) "Option Price" means the purchase price per share payable on exercise of an Option Right.

          (o) "Option Right" means the right to purchase a share of Common Stock upon exercise of an option granted pursuant to Paragraph 4.

          (p) "Participant" means an Employee who is selected by the Committee to receive an Award under the Plan.

          (q) "Performance Unit" means a unit equivalent to $100 (or such other value as the Committee determines) awarded pursuant to Paragraph 8.

          (r) "Phantom Shares" means notional shares of Common Stock awarded pursuant to Paragraph 7.

          (s) "Restricted Stock" means shares of Common Stock granted or sold pursuant to Paragraph 6 as to which neither the ownership restrictions nor the restriction on transfers referred to therein has expired.

          (t) "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) as in effect from time to time.

         (u) "Spread" means the amount determined by multiplying (i) the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Option Price provided for in the related Option Right or, if there is no tandem Option Right, the Grant Price provided for in the Appreciation Right by (ii) the number of shares of Common Stock in respect of which the Appreciation Right is exercised.

          (v) "Subsidiary" means, at any time, any corporation in which at the time the Company then owns or controls, directly or indirectly, not less than 50% of the total combined voting power represented by all classes of stock issued by such corporation.

     3. Shares Available Under Plan. Subject to adjustments as provided in Paragraph 13, (i) 350,000 is the maximum number of shares of Common Stock which may be issued and/or covered by all outstanding Awards under this Plan, of which number no more than 50,000 shares will be issued as Restricted Stock and/or Bonus Stock, and (ii) 150,000 is the maximum number of shares of Common Stock for which Option Rights and/or Appreciation Rights may be granted under this Plan to any one Participant during any calendar year. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Upon exercise of any Appreciation Rights or the payment of any Phantom Shares, there will be deemed to have been delivered under this Plan for purposes of this Paragraph 3 the number of shares of Common Stock covered by the Appreciation Rights or equal to the Phantom Shares, as applicable, regardless of whether such Appreciation Rights or Phantom Shares were paid in cash or shares of Common Stock. Subject to the provisions of the preceding sentence, any shares of Common Stock which are subject to Option Rights, Appreciation Rights, or Phantom Shares awarded or sold as Restricted Stock that are terminated unexercised, forfeited or surrendered or which expire for any reason will again be available for issuance under this Plan, unless, with respect to Restricted Stock, the Participant has received benefits of ownership with respect to such shares, such as dividends, but not including voting rights.

     4. Option Rights. The Committee may from time to time authorize grants to any Participant of options to purchase shares of Common Stock upon such terms and conditions as it may determine in accordance with the following provisions:

          (a) Each grant will specify the number of shares of Common Stock to which it pertains.

          (b) Each grant will specify its Option Price, which may not be less than 100% of the Market Value per Share on the Date of Grant.

          (c) Each grant will specify that the Option Price will be payable (i) in cash by check acceptable to the Company, (ii) by the transfer to the Company of shares of Common Stock already-owned by the Participant having an aggregate Market Value per Share at the date of exercise equal to the aggregate Option Price, (iii) from the proceeds of a sale through a broker of some or all of the shares to which such exercise relates, or (iv) by a combination of such methods of payment.

          (d) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

          (e) Each grant will specify the required period or periods of continuous service by the Participant with the Company and/or any Subsidiary and/or the Management Objectives (if any) to be achieved before the Option Rights or installments thereof will become exercisable, and any grant may provide for the earlier exercise of the Option Rights in the event of a Change in Control or other corporate transaction or event or upon termination of the Participant's employment due to death, disability, retirement or otherwise.

         (f) Each grant the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of Management Objectives may specify a minimum level of achievement in respect of the specified Management Objectives below which no Options Rights will be exercisable and may set forth a formula or other method for determining the number of Option Rights that will be exercisable if performance is at or above such minimum but short of full achievement of the Management Objectives.

         (g) Option Rights granted under this Plan may be (i) options which are intended to qualify as incentive stock options under Section 422 of the Code, (ii) options which are not intended to so qualify or (iii) combinations of the foregoing.

         (h) Each grant shall specify the period during which the Option Right may be exercised, but no Option Right will be exercisable more than ten years from the Date of Grant.

         (i) Each grant of Option Rights will be evidenced by an agreement executed on behalf of the Company by any officer and delivered to the Participant and containing such terms and provisions, consistent with this Plan, as the Committee may approve.

     5. Appreciation Rights. The Committee may also from time to time authorize grants to any Participant of Appreciation Rights upon such terms and conditions as it may determine in accordance with this Paragraph. Appreciation Rights may be granted in tandem with Option Rights or separate and apart from a grant of Option Rights. An Appreciation Right will be a right of the Participant granted such Award to receive from the Company, upon exercise, an amount which will be determined by the Committee at the Date of Grant and will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. An Appreciation Right granted in tandem with an Option Right may be exercised only by surrender of the related Option Right. Each grant of an Appreciation Right may utilize any or all of the authorizations, and will be subject to all of the limitations, contained in the following provisions:

          (a) Each grant will state whether it is made in tandem with Option Rights and, if not made in tandem with any Option Rights, will specify the number of shares of Common Stock in respect of which it is made.

          (b) Each grant made in tandem with Option Rights will specify the Option Price and each grant not made in tandem with Option Rights will specify the Grant Price, which in either case will not be less than 100% of the Market Value per Share on the Date of Grant.

          (c) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in (i) cash, (ii) shares of Common Stock having an aggregate Market Value per Share equal to the Spread or (iii) any combination thereof, as determined by the Committee in its sole discretion.

          (d) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Committee at the Date of Grant (valuing shares of Common Stock for this purpose at their Market Value per Share at the date of exercise).

          (e) Each grant will specify the required period or periods of continuous service by the Participant with the Company and/or any Subsidiary and/or Management Objectives to be achieved before the Appreciation Rights or installments thereof will become exercisable, and will provide that no Appreciation Right may be exercised except at a time when the Spread is positive and, with respect to any grant made in tandem with Option Rights, when the related Option Right is also exercisable. Any grant may provide for the earlier exercise of the Appreciation Rights in the event of a Change in Control or other corporate transaction or event or upon the Participant's termination due to death, disability or retirement.

          (f) Each grant the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of Management Objectives may specify a minimum level of achievement in respect of the specified Management Objectives below which no Appreciation Rights will be exercisable and may set forth a formula or other method for determining the number of Appreciation Rights that will be exercisable if performance is at or above such minimum but short of full achievement of the Management Objectives.

          (g) Each grant of an Appreciation Right will be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant receiving the grant, which agreement will describe such Appreciation Right, identify any Option Right granted in tandem with such

     Appreciation Right, state that such Appreciation Right is subject to all the terms and conditions of this Plan and contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

     6. Restricted Stock. The Committee may also from time to time authorize grants or sales to any Participant of Restricted Stock upon such terms and conditions as it may determine in accordance with the following provisions:

          (a) Each grant or sale will constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting and other ownership rights, but subject to the restrictions hereinafter referred to. Each grant or sale may limit the Participant's dividend rights during the period in which the shares of Restricted Stock are subject to any such restrictions.

          (b) Each grant or sale will specify the Management Objectives, if any, that are to be achieved in order for the ownership restrictions to lapse. Each grant or sale that is subject to the achievement of Management Objectives will specify a minimum acceptable level of achievement in respect of the specified Management Objectives below which the shares of Restricted Stock will be forfeited and may set forth a formula or other method for determining the number of shares of Restricted Stock with respect to which restrictions will lapse if performance is at or above such minimum but short of full achievement of the Management Objectives.

          (c) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

          (d) Each such grant or sale will provide that the shares of Restricted Stock covered by such grant or sale will be subject, for a period to be determined by the Committee at the Date of Grant, to one or more restrictions, including, without limitation, a restriction that constitutes a "substantial risk of forfeiture" within the meaning of Section 83 of the Code and the regulations thereunder, and any grant or sale may provide for the earlier termination of such period in the event of a Change in Control or other corporate transaction or event or upon termination of the Participant's employment due to death, disability, retirement or otherwise.

          (e) Each such grant or sale will provide that during the period for which such restriction or restrictions are to continue, the transferability of the Restricted Stock will be prohibited or restricted in a manner and to the extent prescribed by the Committee at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to continuing restrictions in the hands of any transferee).

          (f) Each grant or sale of Restricted Stock will be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and containing such terms and provisions, consistent with this Plan, as the Committee may approve.

          (g) Unless otherwise approved by the Committee, certificates representing shares of Common Stock transferred pursuant to a grant of Restricted Stock will be held in escrow pursuant to an agreement satisfactory to the Committee until such time as the restrictions on transfer have expired or the shares have been forfeited.

          (h) The maximum number of shares of Restricted Stock that may be granted or sold to any one Participant in any calendar year is 50,000 shares.

     7. Phantom Shares. The Committee may also from time to time authorize grants to any Participant of Phantom Shares upon such terms and conditions as it may determine in accordance with the following provisions:

          (a) Each grant will specify the number of Phantom Shares to which it pertains and the payment or crediting of any Dividend Equivalents with respect to such Phantom Shares.

          (b) Each grant will specify the Management Objectives, if any, that are to be achieved in order for the Phantom Shares to be earned. Each grant that is subject to the achievement of Management Objectives will specify a minimum acceptable level of achievement in respect of the specified Management Objectives below which the Phantom Shares will be forfeited and may set forth a formula or other method for determining the number of Phantom Shares to be earned if performance is at or above such minimum but short of full achievement of the Management Objectives.

          (c) Each grant will specify the time and manner of payment of Phantom Shares which have been earned, which payment may be made in (i) cash, (ii) shares of Common Stock or (iii) any combination thereof, as determined by the Committee in its sole discretion.

          (d) Each grant of Phantom Shares will be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and containing such terms and provisions, consistent with this Plan, as the Committee may approve, including provisions relating to a Change in Control or other corporate transaction or event or upon the Participant's termination due to death, disability or retirement.

          (e) The maximum number of Phantom Shares that may be granted to any one Participant in any calendar year is 50,000 shares.

     8. Performance Units. The Committee may also from time to time authorize grants to any Participant of Performance Units upon such terms and conditions as it may determine in accordance with the following provisions:

          (a) Each grant will specify the number of Performance Units to which it pertains.

          (b) Each grant will specify the Management Objectives that are to be achieved in order for the Performance Units to be earned. Each grant will specify a minimum acceptable level of achievement in respect of the specified Management Objectives below which no payment will be made and may set forth a formula or other method for determining the amount of payment to be made if performance is at or above such minimum but short of full achievement of the Management Objectives.

          (c) Each grant will specify the time and manner of payment of Performance Units which have become payable, which payment may be made in
     (i) cash, (ii) shares of Common Stock having an aggregate Market Value per Share equal to the aggregate value of the Performance Units which have become payable or (iii) any combination thereof, as determined by the Committee in its sole discretion at the time of payment.

          (d) Each grant of a Performance Unit will be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and containing such terms and provisions, consistent with this Plan, as the Committee may approve, including provisions relating to a Change in Control or other corporate transaction or event or upon the Participant's termination of employment due to death, disability, retirement or otherwise.

          (e) The maximum amount of compensation that may be made subject to any Performance Unit grant made to any one Participant in any calendar year is $100,000.

     9. Bonus Stock. The Committee may also from time to time authorize grants to any Participant of Bonus Stock, which shall constitute a transfer of shares of Common Stock, without other payment therefor, as additional compensation for the Participant's services to the Company or its Subsidiaries.

     10. Special Post-Termination Forfeiture of Awards. The Committee, in its discretion, may provide with respect to the grant of any Award that such Award shall not be exercisable or payable, as the case may be, following a Participant's termination of employment if such Participant engages in competition with the Company or in other activity that the Committee deems adverse to the interests of the Company. In addition, the Committee may also provide that an Award exercised or paid within the two-year period immediately preceding any such prohibited activity by the Participant shall be forfeited by the Participant.

     11. Pre-1996 Options. Nothing in this amendment and restatement of the Plan shall operate or be construed as changing or modifying the terms of any option granted prior to January 4, 1996 and outstanding on such date and such options shall continue, unchanged, in accordance with the terms of their grants, including, to the extent applicable, the terms of the 1995 Employee Stock Option Plan of Zydeco Exploration, Inc. without amendment or modification made hereby.

     12. Transferability. No Award that has not become payable or earned will be transferable by a Participant other than by will or the laws of descent and distribution. Option Rights or Appreciation Rights will be exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

     13. Adjustments. The Board may, but shall not be obligated to, make or provide for such adjustments in the maximum number of shares specified in Paragraph 3, in the numbers of shares of Common Stock covered by outstanding Option Rights, Appreciation Rights and Phantom Shares granted hereunder, in the Option Price or Grant Price applicable to any such Option Rights and Appreciation Rights, and/or in the kind of shares covered thereby (including shares of another issuer), as the Board, in its sole discretion exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporation transaction or event having an effect similar to any of the foregoing. Notwithstanding the foregoing, upon a Change in Control all Awards that have been granted hereunder more than six months prior to the date of such event may be canceled by action of the Board at its sole and absolute discretion, effective on the date of such event, and, in full consideration of such cancellation, the Participant shall be paid an amount in cash equal to the excess of (i) the value, as determined by the Board in its sole and absolute discretion, of the Award less (ii) the exercise price, if any, of the Award.

     14. Fractional Shares. The Company will not be required to issue any fractional share of Common Stock pursuant to this Plan. The Committee may provide for the elimination of fractions for the settlement of fractions in cash.

     15. Withholding of Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any grant or payment made to a Participant or any other person under this Plan, or is requested by a Participant to withhold additional amounts with respect to such taxes, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such grant or payment that the Participant or such other person make arrangements satisfactory to the Company for the payment of balance of the such taxes required or requested to be withheld, which arrangements in the discretion the Committee may include relinquishment of a portion of such Award or payment, payment through a broker sale in conjunction with a "cashless" exercise, and/or with respect to any Participant who is subject to Rule 16b-3 at the time withholding is required with respect to an Award payable in Common Stock, withholding from such Award, if an irrevocable election has been made by the Participant at least six months in advance, a number of shares of Common Stock having an aggregate Market Value per Share equal to the amount of taxes required to be withheld.

     16. Parachute Tax Gross-Up. To the extent that the acceleration of vesting or any payment, distribution or issuance made to a Participant under the Plan (a "Benefit") is subject to a golden parachute excise tax under Section 4999(a) of the Code (a "Parachute Tax"), the Company shall pay such Participant an amount of cash (the "Gross-up Amount") such that the "net" Benefit received by the Participant under this Plan, after paying all applicable Parachute

Taxes (including those on the Gross-up Amount) and any federal or state income taxes on the Gross-up Amount, shall be equal to the Benefit that such Participant would have received if such Parachute Tax had not been applicable.

     17. Administration of the Plan. (a) This Plan will be administered by the Committee, which at all times will consist entirely of not less than three directors appointed by the Board, each of whom will be a "disinterested person" within the meaning Rule 16b-3 and an "outside director" within the meaning of
Section 162(m) of the Code. A majority of the Committee will constitute a quorum, and the action of the members the Committee present at any meeting at which a quorum is present, or acts unanimously approved writing, will be the acts of the Committee.

     (b) The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant of an Award and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or documentation will be final and conclusive. No member of the Committee will be liable for any such action or determination made in good faith or in the absence of gross negligence or willful misconduct on the part of such member.

     18. Amendments, Etc. (a) This Plan may be amended from time to time by the Board but may not be amended by the Board without further approval by the stockholders of the Company if such amendment would result in this Plan no longer satisfying the requirements of Rule 16b-3.

     (b) The Committee may, in its sole discretion, take any action it deems to be equitable under the circumstances or in the best interests of the Company with respect to any Award, unless such Award is intended to qualify as "performance based" compensation under Section 162(m) of the Code and such action would cause the Award to fail to so qualify.

     (c) This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

     19. No Rights as Stockholder. No optionee shall have any rights as a stockholder with respect to shares covered by a Director Option until the date of issuance of a stock certificate or certificates for such shares of Common Stock.

     20. Investment Representation. Each option agreement shall contain an agreement that, upon demand by the Board for such a representation, the optionee (or any person acting under paragraph 9(i)) shall deliver to the Company at the time of any exercise of an option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof or such other representation as the Board deems advisable. Upon such demand, delivery of such representation, prior to the delivery of any shares issued upon exercise of a Director Option and prior to the expiration of the option period, shall be a condition precedent to the right of the optionee or such other person to purchase any shares.

     21. Compliance with Other Laws and Regulations. The Plan, the grant and exercise of Director Options thereunder, and the obligation of the Company to sell and deliver shares under such Director Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body or national securities exchange which the Company shall, in its sole discretion, determine to be necessary or advisable.

     22. Term. This Plan shall be effective as of January 4, 1996, subject to approval by the Company's stockholders; provided, however, no Award shall be exercisable or payable prior to the date of such stockholders' approval. In the event that this Plan is not approved by the stockholders of the Company within twelve months after the date of its adoption by the Board, this Plan and all Awards made under this Plan shall be automatically null and void. Unless sooner terminated, this Plan shall terminate on December 31, 2005, and no further Awards shall be made, but all outstanding Awards on such date shall remain effective in accordance with their terms and the terms of this Plan.

          ADOPTED by the Board of Directors of Zydeco Energy, Inc., a Delaware corporation, subject to stockholder approval, this 4th day of January, 1996.


                                               --------------------------------
                                               Sam B. Myers, Jr.
                                               Chairman of the Board

                                   EXHIBIT C
                                   ---------

                  1996 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN


          Zydeco Energy, Inc., a Delaware corporation (the "Company"), hereby establishes this Zydeco Energy, Inc. 1996 Nonemployee Directors Stock Option Plan (the "Plan"), effective as of January 4, 1996, subject to stockholder approval.

     1. Purpose. The purpose of the Plan is to promote the interests of the Company by encouraging and the Nonemployee Directors of the Company to acquire or increase their equity interests in the Company and to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Plan is also contemplated to enhance the ability of the Company to attract and retain the services of directors who are essential for the growth and profitability of the Company.

     2.   Definitions.  As used in this Plan:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as in effect from time to time.

          (c) "Common Stock" means the Common Stock, $0.001 par value, of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Paragraph 6.

          (d) "Date of Grant" means the automatic date of grant as provided in Paragraph 4.

          (e) "Director Option" means the right to purchase a share of Common Stock upon exercise of an option granted pursuant to Paragraph 4.

          (f) "Market Value per Share" means, at any date:

              (i) If the shares of Common Stock are listed on a national securities exchange or the NASDAQ National Market System and such shares traded on such date, the last reported sales price per share on such exchange or NASDAQ National Market System on that date as reported in any newspaper of general circulation;

              (ii) If the shares of Common Stock are listed on a national securities exchange or the NASDAQ National Market System and such shares did not trade on such date, the last reported sales price per share on such exchange or NASDAQ National Market System on the next day prior thereto on which the shares traded as reported in any newspaper of general circulation;

              (iii) If the shares of Common Stock are quoted on NASDAQ (other than the NASDAQ National Market System) or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations of the shares on such system on the relevant date as reported in any newspaper of general circulation; or

              (iv) If none of the above applies, a value determined by any fair and reasonable means prescribed by the Board.

          (g) "Nonemployee Director" means a director of the Company who is not also an employee of the Company or a Subsidiary.

         (h) "Option Price" means the purchase price per share payable on exercise of a Director Option.

         (i) "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) as in effect from time to time.

     3. Shares Available Under Plan. Subject to adjustments as provided in Paragraph 6, 45,000 is the maximum number of shares of Common Stock which may be issued with respect to Director Options under this Plan. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Any shares of Common Stock which are subject to Director Options that are terminated unexercised, forfeited or surrendered or which expire or become permanently unexercisable for any reason will again be available for issuance under this Plan.

     4. Director Options. (a) Each Nonemployee Director who serves in such capacity on January 4, 1996 shall automatically receive, on such date, Director Options for 15,000 shares of Common Stock. Each Nonemployee Director who is elected or appointed to the Board for the first time after that date shall automatically receive, on the date of his or her election or appointment, Director Options for the lesser of (i) 15,000 shares of Common Stock or (ii) the number of authorized shares of Common Stock then remaining available for issuance pursuant to Director Options under this Plan divided by the total number of Nonemployee Directors elected or appointed to the Board for the first time on such date.

     (b) All Director Options will be subject to all of the limitations contained in the following provisions:

         (i) Director Options granted to each Nonemployee Director shall become exercisable (vested) as follows: (A) for an amount equal to one-third of the total number of shares subject to such Director Options on and after the later of (x) a date six months and one day from the Date of Grant and
     (y) April 1 of the calendar year following the year of the Date of Grant,
     (B) for an amount equal to an additional one-third of the total number of shares subject to such Director Options on and after April 1 of the second calendar year following the year of the Date of Grant, and (C) for an amount equal to the final one-third of the total number of shares subject to such Director Options on and after April 1 of the third calendar year following the year of the Date of Grant; provided that (1) in no event shall any Director Option be exercisable prior to the approval of this Plan by the Company's stockholders and (2) no Director Options shall vest after the date the Nonemployee Director ceases to serve as a director of the Company by resignation, removal, death or otherwise.

         (ii) The Option Price of each Director Option shall be the Market Value per Share on its Date of Grant.

         (iii) Director Options that are vested may be exercised in full at one time or in part from time to time by giving written notice to the Company, stating the number of shares of Common Stock with respect to which the Director Options are being exercised, accompanied by payment in full of the Option Price for such shares, which payment may be (i) in cash by check acceptable to the Company, (ii) by the transfer to the Company of shares of Common Stock already owned by the optionee having an aggregate Market Value per Share at the date of exercise equal to the aggregate Option Price,
     (iii) from the proceeds of a sale through a broker of some or all of the shares to which such exercise relates, or (iv) by a combination of such methods of payment.

         (iv) Each Director Option shall expire 10 years from the Date of Grant thereof, but shall be subject to earlier termination as follows: Director Options, to the extent exercisable as of the date a Nonemployee Director ceases to serve as a director of the Company by resignation, removal, death or otherwise, must be exercised within one year of such date unless such termination from the Board results from the Nonemployee Director's death, disability or retirement (which in the case of retirement shall occur after at least twenty four months of continuous service on the Board), in which case the Director Options may be exercised by the optionee or the optionee's legal representative or the person to whom the Nonemployee

     Director's rights shall pass by will or the laws of descent and distribution, as the case may be, within three years from the date of termination; provided however, that no such event shall extend the normal expiration date of such Director Options.

         (v) In the event that the number of shares of Common Stock available for grants under this Plan is insufficient to make all automatic grants provided for on the applicable date, then all Nonemployee Directors who are entitled to a grant on such date shall share ratably in the number of shares then available for grant under this Plan, and shall have no right to receive a grant with respect to the deficiencies in the number of available shares and all future grants under this Plan shall terminate.

     5. Transferability. Director Options will be exercisable during the optionee's lifetime only by the optionee or by the optionee's guardian or legal representative.

     6. Adjustments. The Board may, but shall not be required to, make or provide for such adjustments in the maximum number of shares specified in Paragraph 3, in the numbers of shares of Common Stock covered by outstanding Director Options granted hereunder, in the Option Price applicable to any such Director Options and/or in the kind of shares covered thereby (including shares of another issuer), as the Board, in its sole discretion exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of optionees that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporation transaction or event having an effect similar to any of the foregoing. Notwithstanding the foregoing, upon a Change in Control (as defined in the Company's 1996 Incentive Stock Plan), all Director Options that have been granted hereunder more than six months prior to the date of such event shall be canceled, effective on the date of such event, and, in full consideration of such cancellation, the Optionee shall be paid an amount in cash equal to the excess of (i) the value, as determined by the Board in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event less (ii) the exercise price of the Director Option; provided that this sentence shall not apply in the event of a Change in Control that results from stockholder approval of, or consummation of transactions contemplated under, an agreement or plan of merger, consolidation, or other business combination approved by a majority of the members of the Incumbent Board (as defined in clause (i) of the definition of "Change in Control" in the Company's 1996 Incentive Stock Plan, including such members treated as though members of the Incumbent Board under the proviso of such clause), which merger, consolidation, or other business combination is intended to qualify for accounting treatment as a "pooling of interests."

     7. Fractional Shares. The Company will not be required to issue any fractional share of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions for the settlement of fractions in cash.

     8. Withholding of Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any grant or payment made to an optionee or any other person under this Plan, or is requested by an optionee to withhold additional amounts with respect to such taxes, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such grant or payment that the optionee or such other person make arrangements satisfactory to the Company for the payment of balance of the such taxes required or requested to be withheld.

     9. Administration of the Plan. (a) This Plan will be administered by the Board.

     (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of a Director Option and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or documentation will be final and conclusive. No director will be liable for any such action or determination made in good faith or in the absence of gross negligence or willful misconduct on the part of such member.

     (c) The Board may not exercise any discretion with respect to this Paragraph 9 which would be inconsistent with the intent that this Plan meet the requirements of Rule 16b-3.

     10. Amendments. This Plan may be amended from time to time by the Board but may not be amended by the Board without further approval by the stockholders of the Company if such amendment would result in this Plan no longer satisfying the requirements of Rule 16b-3; provided, however, that the provisions of Paragraph 4 may not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     11. No Rights as Stockholder. No optionee shall have any rights as a stockholder with respect to shares covered by a Director Option until the date of issuance of a stock certificate or certificates for such shares of Common Stock.

     12. Investment Representation. Each option agreement shall contain an agreement that, upon demand by the Board for such a representation, the optionee (or any person acting under Paragraph 5) shall deliver to the Company at the time of any exercise of an option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof or such other representation as the Board deems advisable. Upon such demand, delivery of such representation, prior to the delivery of any shares issued upon exercise of a Director Option and prior to the expiration of the option period, shall be a condition precedent to the right of the optionee or such other person to purchase any shares.

     13. Compliance with Other Laws and Regulations. The Plan, the grant and exercise of Director Options thereunder, and the obligation of the Company to sell and deliver shares under such Director Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body or national securities exchange which the Company shall, in its sole discretion, determine to be necessary or advisable.

     14. Term. This Plan shall be effective as of January 4, 1996, subject to approval by the Company's stockholders; provided, however, no Director Option shall be exercisable prior to the date of such stockholders' approval. In the event that this Plan is not approved by the stockholders of the Company within twelve months after the date of its adoption by the Board, this Plan and all Director Options granted under this Plan shall be automatically null and void. Unless sooner terminated, this Plan shall terminate on December 31, 2005, and no further Director Options shall be granted, but all outstanding Director Options on such date shall remain effective in accordance with their terms and the terms of this Plan.

          ADOPTED by the Board of Directors of Zydeco Energy, Inc., a Delaware corporation, subject to stockholder approval, this 4th day of January, 1996.


                                              ---------------------------------
                                              Sam B. Myers, Jr.
                                              Chairman of the Board

                                     PROXY

                              ZYDECO ENERGY, INC.
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
                       ANNUAL  MEETING  JUNE  27,  1996

        The undersigned having received the notice and accompanying Proxy Statement for said meeting hereby constitutes and appoints SAM B. MYERS, JR. and EDWARD R. PRINCE, JR. (the "Proxy Committee"), and each of them, his true and lawful agents and proxies with power of substitution in each, to represent and vote at the Annual Meeting to be held on June 27, 1996 or, at any adjournment thereof on all matters coming before said meeting, all shares of ZYDECO ENERGY, INC. which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse side of this card.

                          (CONTINUED ON REVERSE SIDE)


[X]   PLEASE MARK YOUR VOTES
      AS IN THIS EXAMPLE.




1.      Approval of Certificate Amendment declassifying the Board of Directors               FOR           AGAINST       ABSTAIN
                                                                                             [_]             [_]           [_]

                                                                                             FOR                       WITHHOLD
                                                                                          (except as                   AUTHORITY
                                                                                            marked                   to vote for all

                                                                                            below)                     nominees
2.   Election of Directors; Nominees: Sam B. Myers, Jr., Edward R. Prince, Jr.,
     Charles E. Bradley, Sr., Harry L. Johnson, Philip A. Tuttle                             [_]                         [_]


     For, except vote withheld from the following nominee(s):  _____________________________


3.   Approval of 1996 Incentive Equity Plan                                                  FOR           AGAINST       ABSTAIN
                                                                                             [_]             [_]           [_]
4.   Approval of 1996 Nonemployee Directors Stock Option Plan                                FOR           AGAINST       ABSTAIN
                                                                                             [_]             [_]           [_]
5.   In the discretion of the Proxy Committee, upon other matters as may                     FOR           AGAINST       ABSTAIN
     properly come before the meeting.                                                       [_]             [_]           [_]




This proxy, when properly executed, will be voted in      You are encouraged to specify your choices by marking the appropriate
the manner directed by the undersigned stockholder.       boxes above, but you need not mark any boxes if you wish to vote in
If no direction is made, this proxy will be voted FOR     accordance with the Board of Directors' recommendations.  The Proxy
proposals (1), (2), (3)  and (4).  The Proxy Committee    Committee cannot vote your shares unless you sign and return this card.
is authorized to vote in their discretion on any other
matters that may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)_____________________________________________________________________________  DATE________________________
NOTE:  Executors, administrators, trustees, etc., please give full title as such.  If a corporation, please sign full corporate name by duly authorized officer.  Joint owners should each sign personally.
